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                               [OBJECT OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


[GRAPHIC OMITTED]                                    BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                      ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                           New York, N.Y. 10167
LONDON o PARIS o TOKYO                    (212) 272-2000;  (212) 272-7294 fax
-------------------------------------------------------------------------------
                     Residential Asset Mortgage Products, Inc.

                              Home Loan Trust 2000-HL1
             Computational Materials (As of Wednesday, August 2, 2000)
-------------------------------------------------------------------------------
Fax to:                                                        Date:    8/2/00
Company:                                              # Pages (incl.    28
                                                             cover):
Fax No:                                                    Phone No:
-------------------------------------------------------------------------------
From:                                                      Phone No:
-------------------------------------------------------------------------------
 STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER
                                   INFORMATION
The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering
Documents and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Preliminary Term Sheet (Page 1 of 6)
------------------------------------------------------------------------------

                   $135,605,000 (subject to a 5% variance)

Issuer:                             Home Loan Trust 2000-HL1

Depositor:                    Residential Asset Mortgage Products, Inc.

Seller:                             Residential Funding Corporation

Credit Enhancer:              Ambac Assurance Corporation ("Ambac")

Underwriter:                        Bear, Stearns & Co. Inc.

Master Servicer:              Residential  Funding  Corporation  (the  "Master
                              Servicer" or "RFC").

Initial Subservicer:          GMAC   Mortgage   Corporation   ("GMACMC"),   an
                              affiliate  of  the   Depositor  and  the  Master
                              Servicer.

Indenture Trustee:            The Chase Manhattan Bank

Owner Trustee:                Wilmington Trust Company


Characteristics of the Notes:

Option I (a), (b), (c), (d)
--------

--------------------------------------------------------------------------------
         Home    Original          Avg     PrincipaPrincipaFinal
Offered  Loan   Principal           Life   Lockout Window    Sch.     Ratings
Notes  Group     Balance  Coupon  To Call (months)(months)Maturity (Moody's/S&P)
                                     (years)                   Date
--------------------------------------------------------------------------------

Class       I    $40,830,000Floating  1.00   None     26     3/25/11   Aaa / AAA
A-I-1                         (e)
Class       I    23,012,000  Fixed    3.00    25      22     8/25/14   Aaa / AAA
A-I-2
Class       I    20,634,000  Fixed    5.00    46      29     3/25/18   Aaa / AAA
A-I-3
Class       I    10,499,000  Fixed    7.00    74      20     1/25/20   Aaa / AAA
A-I-4
Class       I    25,282,000 Fixed    10.28    93      43     8/25/25   Aaa / AAA
A-I-5                         (f)
Class       II   15,348,000 Fixed     4.66   None     136    8/25/25   Aaa / AAA
A-II                          (f)
--------------------------------------------------------------------------------

Option II (a), (b), (c), (d)
---------

--------------------------------------------------------------------------------
           Home    Original          Avg     PrincipaPrincipaFinal
Offered    Loan   Principal           Life   Lockout Window    Sch.     Ratings
Notes     Group    Balance  Coupon  To Call (months)(months)Maturit(Moody's/S&P)
                                     (years)                   Date
--------------------------------------------------------------------------------

Class       I    $120,257,00Fixed     4.54   None     136    8/25/25   Aaa / AAA
A-I                           (f)
Class       II   15,348,000 Fixed     4.66   None     136    8/25/25   Aaa / AAA
A-II                          (f)
--------------------------------------------------------------------------------

Notes:
  (a)    Bond balances subject to a 5% variance.
  (b)    Pricing Speed: 15% CPR.
  (c)    Transaction priced to 10% clean-up call.
  (d) 100% P&I guaranty by Ambac (See section entitled "Credit Enhancement" herein.)
  (e) The lesser of (i) One-Month LIBOR plus 0._ % per annum and (ii) 10% per annum.
  (f) The Note Rate will increase by 0.50% if the 10% clean-up call is not exercised.

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Preliminary Term Sheet (Page 2 of 6)
------------------------------------------------------------------------------

The Notes:                    Home Loan Trust  2000-HL1  will issue either (i)
                              under  Option I, six classes of Home Loan Backed
                              Notes  (the  Class  A-I-1,  Class  A-I-2,  Class
                              A-I-3,  Class A-I-4, Class A-I-5, and Class A-II
                              Notes) or (ii) under Option II, two classes of Home Loan Backed Notes (the Class A-I Notes and the Class A-II Notes) (the "Notes").

Offering:                     The Notes will be issued  publicly  from a shelf
                                  registration.

The Assets of the Trust:      The assets of the Trust will  include two groups
                              of  conventional,  closed-end,  fixed-rate  home
                              loans (the "Home Loans"),  the proceeds of which
                              were  used  primarily  for  debt   consolidation
                              and/or  home  improvements.  The Home Loans will
                              be  secured  by  mortgages,  deeds  of  trust or
                              other     similar     security      instruments.
                              Substantially all of the Home Loans will have a combined loan-to-value ratio in excess of 100%.

Cut-off Date:                 As of August 1, 2000.

Settlement Date:              On or about August 25, 2000.

Payment Delay:                With the  exception  of the  Class  A-I-1  Notes
                              (under Option I), the Notes will have a payment delay of 24 days. With respect to the Class
                              A-I-1 Notes, 0 days.

Note Rate:                    Interest  will  accrue on all of the Notes other
                              than the Class  A-I-1  Notes  (the  "Fixed  Rate
                              Notes") at a fixed rate during the month prior to the month of the related Payment Date on a 30/360-day basis. The coupon paid on certain of the Fixed Rate Notes may be subject to a net
                              WAC cap.

                              With respect to any Payment Date, the Class A-I-1 Notes will be entitled to interest accrued from and including the preceding Payment Date (or from and including the Closing Date in the case of the first Payment Date) to and including the day prior to the then current Payment Date (the "Class A-I-1 Accrual Period") at the Class A-I-1 Note Rate on the aggregate principal balance of the Class A-I-1 Notes on an actual/360-day basis.

                              The coupon on the Class A-I-1 Notes will be equal to the lesser of (a) 1-month LIBOR + [_.__]% per annum and (b) 10.00% per annum, payable monthly.

                              The Note Rate applicable to the Class A-I-5 Notes (under Option I), the Class A-I Notes (under Option II) and Class A-II Notes will increase by 0.50% after the Step-Up Date. The "Step-Up Date" is the first Payment Date after which the current Pool Principal Balance declines to 10% or less of the original Pool Principal Balance of the Home Loans.

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Preliminary Term Sheet (Page 3 of 6)
------------------------------------------------------------------------------

Principal:                    Payments  of  principal   will  be   distributed
                              concurrently to (a) the Class A-I Notes in the aggregate and (b) the Class A-II Notes, in each case allocated in proportion to the percentage of the principal collections derived from the related loan group for such payment date, until the note balances of the Class A-I Notes in the aggregate or the Class A-II Notes have been reduced to zero. From then on, these amounts will be distributed to the remaining class or classes of Class A Notes until their note balances have been reduced to zero.

                              Any payments of principal allocable to the Class A-I Notes, under Option I, shall be paid to the Class A-I-1 Notes, the Class A-I-2 Notes, the Class A-I-3 Notes, the Class A-I-4 Notes, and the Class A-I-5 Notes, in that order, in each case until the outstanding note balance of each of these notes has been reduced to zero.

                              Any payments of principal allocable to the Class A-II Notes shall be paid to the Class A-II Notes until the outstanding note balance has been reduced to zero.

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Preliminary Term Sheet (Page 4 of 6)
------------------------------------------------------------------------------

Priority of Payments:         On each  Payment  Date,  principal  and interest
                              collections will be allocated from the payment account in the following order of priority:

(1)   To pay accrued interest due on the Notes;
(2)   To pay as  principal  on the  Notes,  an amount  equal to the  principal
                                 collection   distribution   amount  for  such
                                 Payment Date;
(3)   To pay as  principal on the Notes,  an amount  equal to the  liquidation loss  distribution  amount  for such  Payment
                                 Date;
(4) To pay the Credit Enhancer the premium for the Policy and any payments in connection with the
                                 limited   reimbursement   agreement,   and  any
                                 previously unpaid premiums or payments with interest;
(5)   To reimburse  the Credit  Enhancer  for certain  prior draws made on the
                                 Policy, with interest;
(6)   To pay as  additional  principal  on  the  Notes,  an  amount  (if  any)
                                 necessary    to   bring    the    amount   of
                                 overcollateralization   up  to  the  required
                                 overcollateralization    amount    for   such
                                 Payment Date;
(7)   To pay the Credit  Enhancer any other  amounts owed under the  insurance agreement; and
(8)   Any remaining amounts to the holders of the Certificates.

Credit Enhancement:           Credit  enhancement  with  respect  to the Notes
                              will  be  provided  by (1)  excess  spread,  (2)
                              overcollateralization,   and   (3)   the   Ambac
                              Insurance Policy.

                              Excess Spread: The interest due on the Home Loans is generally expected to be higher than the interest due on the Notes and other fees and expenses of the Trust, resulting in excess interest collections ("Excess Spread"), which will be available to fund distributions on the Notes, commencing with the Distribution Date in October 2000. Such amount can vary over time based on the prepayment and default experience of the Home Loans. On each Payment Date, any excess spread from the related collection period will be available to cover losses and build overcollateralization on such Payment Date.

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Preliminary Term Sheet (Page 5 of 6)
------------------------------------------------------------------------------

                              Overcollateralization:         The         initial
                              overcollateralization amount will be equal to [0.00]% of the Original Pool Principal Balance on the Closing Date. Thereafter, excess spread will be applied, to the extent available, to make accelerated payments of principal to the securities then entitled to receive payments of principal; such application will cause the aggregate principal balance of the Notes to amortize more rapidly than the Home Loans, resulting in a build up of overcollateralization. Prior to the Stepdown Date, the "Required Overcollateralization Amount" will be equal to [2.00]% of the original Pool Principal Balance. On or after the Stepdown Date, the Required Overcollateralization Amount will be permitted, subject to certain performance triggers being satisfied, to decrease to [4.00]% of current Pool Principal Balance of the Home Loans, subject to a floor of 0.50% of the original Pool Principal Balance.

                              Ambac    Insurance    Policy:    Ambac   Assurance
                              Corporation (the "Credit Enhancer") will unconditionally and irrevocably guarantee: (a) timely payment of interest, (b) the amount of any losses not covered by excess spread or overcollateralization, and (c) the payment of principal on the Notes by no later than their respective final scheduled maturity date. The Insurance Policy is not revocable for any reason.

Stepdown Date:                The Stepdown Date is the Payment Date  occurring
                              on the later of:
(1)   the Payment Date in September,  2003 (i.e.,  on the 37th Payment  Date);
                                       and
(2) the first Payment Date on which the current Pool Principal Balance has been reduced to an amount equal to 50% of the original Pool Principal Balance.

Master Servicing Fee: With respect to each Home Loan Group, the primary compensation to be paid to the Master Servicer in respect of its master servicing activities will be [0.08]% per annum, payable monthly. The fees of the Trustees will be paid from the Master Servicing Fee.

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Preliminary Term Sheet (Page 6 of 6)
------------------------------------------------------------------------------

Subservicing                  Fee:  With  respect to each Home Loan  Group,  the
                              Trust is subject to certain fees, including a weighted average Subservicing Fee, as of the Cut-Off Date, of approximately [0.50]% per annum, payable monthly.

Advancing:                    There is no  required  advancing  of  delinquent
                              principal  or interest  by the Master  Servicer,
                              the  Subservicer,   the  Trustees,   the  Credit
                              Enhancer or any other entity.

Optional Redemption:          The Master  Servicer may, at its option,  effect
                              an early  redemption or termination of the Notes
                              on the first  Payment  Date  after  the  Payment
                              Date  on  which  the  current   Pool   Principal
                              Balance   declines  to  less  than  10%  of  the
                              original  Pool  Principal  Balance  of the  Home
                              Loans (the "Step-Up Date").

Form of Registration:         Book-Entry  form,  same day funds  through  DTC,
                              Euroclear.

Tax Status:                   For federal income tax purposes,  the Notes will
                              be characterized as indebtedness of the Issuer.

ERISA                         Eligibility:   The  Notes  may  be  eligible   for
                              purchase  by  employee   benefit  plans  that  are
                              subject to ERISA.

SMMEA Treatment: The Notes will not constitute "mortgage related securities" for purposes of SMMEA.

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Information Relating to the Collateral (Page 1 of 18)
------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

Home Loan Group I (as of the Statistical Cut-off Date)

         Total Number of Loans:                                 2,981

         Initial Principal Balance:                      $120,257,111

         Average Loan Balance:                                $40,341

         WA Home Loan Rate:                                   13.554%
            Range of Home Loan Rates:                      (10.000% -
                                                               17.540%)

         WA Remaining Term (months):                              227
            Range of Remaining Terms:                      (34 - 293)

         WA Original Term (months):                               250
            Range of Original Terms:                       (60 - 301)

         Credit Score:
               WA                                                 682
               < 640                                            2.68%
               640 - 679                                       46.73%
               680 - 719                                       40.55%
               >= 720                                          10.04%

         Debt-to-Income Ratio:
               WA                                              39.45%
               >45%                                            19.11%

         Combined LTV:
               WA                                             117.96%
               > 100%                                          96.33%

         Geographic Concentration:                         CA: 28.95%
         (as a Percentage of Loan Type)                     MD: 6.45%
         (States not listed account for                     NY: 5.16%
         less than 5% of the aggregate
         principal balance of the category)

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Information Relating to the Collateral (Page 2 of 18)


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


Loan Group I

         Home Loan Rates

             Range of       Number of    Statistical    Percentage
                                         Cut-off Date       of
          Loan Rates (%)   Home Loans     Principal      Home Loan
                                           Balance         Pool
         -----------------------------------------------------------
         9.501 to 10.000             1          $31,498       0.03%
         10.001 to 10.500            3           71,903       0.06%
         10.501 to 11.000            8          297,602       0.25%
         11.001 to 11.500           52        2,105,991       1.75%
         11.501 to 12.000          294       12,422,821      10.33%
         12.001 to 12.500          268       11,572,509       9.62%
         12.501 to 13.000          585       25,529,342      21.23%
         13.001 to 13.500          283       11,611,589       9.66%
         13.501 to 14.000          609       24,200,526      20.12%
         14.001 to 14.500          267       10,574,912       8.79%
         14.501 to 15.000          276       10,657,917       8.86%
         15.001 to 15.500          102        3,636,220       3.02%
         15.501 to 16.000          171        5,656,278       4.70%
         16.001 to 16.500           38        1,216,931       1.01%
         16.501 to 17.000           20          554,354       0.46%
         17.001 to 17.500            3           96,839       0.08%
         17.501 to 18.000            1           19,877       0.02%
                           -----------------------------------------
              Total              2,981     $120,257,111     100.00%

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Information Relating to the Collateral (Page 3 of 18)
------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
------------------------------------------------------------------------------

Loan Group I

         Original Home Loan Principal Balances

             Range of        Number of   Statistical  Percentage
             Original                   Cut-off Date      of
            Home Loan       Home Loans    Principal    Home Loan
             Amounts                       Balance       Pool
         -----------------  --------------------------------------
                      Up            430    $8,477,509       7.05%
          to $25,000.00
          $25,000.01 to           1,865    69,048,246      57.42%
            $50,000.00
          $50,000.01 to             617    36,894,569      30.68%
            $75,000.00
          $75,000.01 to              69     5,836,788       4.85%
           $100,000.00
                            --------------------------------------
              Total               2,981  $120,257,111     100.00%



         Current Home Loan Principal Balances

         Range of Current    Number of   Statistical  Percentage
                                        Cut-off Date      of
            Home Loan       Home Loans    Principal    Home Loan
             Amounts                       Balance       Pool
         -----------------  --------------------------------------
                      Up            489    $9,781,101       8.13%
          to $25,000.00
          $25,000.01 to           1,856    70,072,233      58.27%
            $50,000.00
          $50,000.01 to             573    34,989,997      29.10%
            $75,000.00
          $75,000.01 to              63     5,413,779       4.50%
           $100,000.00
                            --------------------------------------
              Total               2,981  $120,257,111     100.00%

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Information Relating to the Collateral (Page 4 of 18)
------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
------------------------------------------------------------------------------

Loan Group I

         Combined Loan-to-Value Ratios

             Range of        Number of   Statistical  Percentage
             Combined          Home     Cut-off Date      of
          Loan-to-Value     Home Loans    Principal    Home Loan
            Ratios (%)                     Balance       Pool
         -----------------  --------------------------------------
          50.01 to 60.00              2       $45,354       0.04%
          60.01 to 70.00              4       111,814       0.09%
          75.01 to 80.00             11       341,913       0.28%
          80.01 to 85.00              5       182,928       0.15%
          85.01 to 90.00             24       785,170       0.65%
          90.01 to 95.00             19       676,980       0.56%
         95.01 to 100.00             70     2,274,812       1.89%
         100.01 to 105.00           162     5,790,873       4.82%
         105.01 to 110.00           299    10,297,410       8.56%
         110.01 to 115.00           396    15,009,668      12.48%
         115.01 to 120.00           589    23,603,576      19.63%
         120.01 to 125.00         1,365    59,627,165      49.58%
         125.00 to 130.00            35     1,509,447       1.26%
                            --------------------------------------
              Total               2,981  $120,257,111     100.00%

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Information Relating to the Collateral (Page 5 of 18)
------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
------------------------------------------------------------------------------

Loan Group I

         Months Remaining to Maturity

         Months Remaining    Number of   Statistical  Percentage
                                        Cut-off Date      of
           to Maturity      Home Loans    Principal    Home Loan
                                           Balance       Pool
         -----------------  --------------------------------------
             0 to 96                 91    $2,554,998       2.12%
            97 to 108                97     2,821,455       2.35%
            121 to 144                3        83,034       0.07%
            145 to 156              380    13,741,211      11.43%
            157 to 168              430    15,490,542      12.88%
            169 to 180               19       626,401       0.52%
            181 to 288            1,951    84,602,986      70.35%
            289 to 300               10       336,483       0.28%
                            --------------------------------------
              Total               2,981  $120,257,111     100.00%

         Year of Origination

                             Number of   Statistical  Percentage
                                        Cut-off Date      of
             Year of        Home Loans    Principal    Home Loan
           Origination                     Balance       Pool
         -----------------  --------------------------------------
               1996                   2       $52,419       0.04%
               1997                  41     1,519,720       1.26%
               1998               2,786   113,192,915      94.13%
               1999                 152     5,492,057       4.57%
                            --------------------------------------
              Total               2,981  $120,257,111     100.00%

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Information Relating to the Collateral (Page 6 of 18)
------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
------------------------------------------------------------------------------

Loan Group I

         Geographic Distribution of Mortgaged
         Properties

                           Number of   Statistical  Percentage
                                      Cut-off Date      of
              State       Home Loans    Principal    Home Loan
                                         Balance       Pool
         -------------------------------------------------------
         California               799    34,819,331      28.95%
         Maryland                 188     7,759,066       6.45%
         New York                 157     6,203,819       5.16%
         Washington               116     5,350,367       4.45%
         Pennsylvania             132     5,025,916       4.18%
         Virginia                 123     4,847,627       4.03%
         Florida                  115     4,221,363       3.51%
         Nevada                    99     4,155,764       3.46%
         North Carolina            95     3,422,774       2.85%
         Oregon                    74     3,420,479       2.84%
         Arizona                   80     3,109,352       2.59%
         Illinois                  74     2,971,269       2.47%
         Michigan                  80     2,774,553       2.31%
         Ohio                      66     2,483,458       2.07%
         Indiana                   69     2,423,184       2.02%
         Other (<2%)              714    27,268,788      22.68%
                          --------------------------------------
              Total             2,981  $120,257,111     100.00%

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Information Relating to the Collateral (Page 7 of 18)
------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
------------------------------------------------------------------------------

Loan Group I

         Mortgaged Property Types

                             Number of   Statistical  Percentage
                                        Cut-off Date      of
             Property       Home Loans    Principal    Home Loan
                                           Balance       Pool
         -----------------  --------------------------------------
         Single Family            2,883  $116,491,638      96.87%
         Residence
         Condominium                 95     3,631,890       3.02%
         Manufactured                 2        77,061       0.06%
         Housing
         Townhouse                    1        56,522       0.05%
                            --------------------------------------
              Total               2,981  $120,257,111     100.00%


         Loan Purpose

                             Number of   Statistical  Percentage
                                        Cut-off Date      of
             Purpose        Home Loans    Principal    Home Loan
                                           Balance       Pool
         -----------------  --------------------------------------
         Debt                     2,896  $117,301,038      97.54%
         Consolidation
         Cash Out                    44     1,264,584       1.05%
         Refinance
         Rate/Term                   26     1,130,448       0.94%
         Refinance
         Home Improvement            12       433,926       0.36%
         Education                    1        32,707       0.03%
         Other                        2        94,406       0.08%
                            --------------------------------------
              Total               2,981  $120,257,111     100.00%

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Information Relating to the Collateral (Page 8 of 18)
------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
------------------------------------------------------------------------------

Loan Group I

         Lien Priority

                             Number of   Statistical  Percentage
                                        Cut-off Date      of
          Lien Property     Home Loans    Principal    Home Loan
                                           Balance       Pool
         -----------------
         First Lien                   4      $216,784       0.18%
         Second Lien              2,977   120,040,326      99.82%
                            --------------------------------------
              Total               2,981  $120,257,111     100.00%



         Debt-to-Income Ratio

                             Number of   Statistical  Percentage
                                        Cut-off Date      of
           Debt-to-Income   Home Loans    Principal    Home Loan
             Ratio (%)                     Balance       Pool
         ---------------------------------------------------------
          10.01 to 15.00              2       $89,938       0.07%
          15.01 to 20.00             16       538,044       0.45%
          20.01 to 25.00             92     3,198,666       2.66%
          25.01 to 30.00            280    10,741,590       8.93%
          30.01 to 35.00            460    17,893,841      14.88%
          35.01 to 40.00            746    28,809,622      23.96%
          40.01 to 45.00            882    36,001,286      29.94%
          45.01 to 50.00            499    22,753,018      18.92%
          50.01 to 55.00              4       231,106       0.19%
                            --------------------------------------
              Total               2,981  $120,257,111     100.00%

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Information Relating to the Collateral (Page 9 of 18)
------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
------------------------------------------------------------------------------
Loan Group I

         Credit Scores

             Range of         Number     Statistical  Percentage
                                        Cut-off Date      of
          Credit Scores     Home Loans    Principal    Home Loan
                                           Balance       Pool
         -----------------  --------------------------------------
           620 to 639               108    $3,219,607       2.68%
           640 to 659               639    22,803,358      18.96%
           660 to 679               793    33,392,740      27.77%
           680 to 699               780    33,470,241      27.83%
           700 to 719               358    15,298,038      12.72%
           720 to 739               187     7,519,590       6.25%
           740 to 759                78     3,122,294       2.60%
           760 to 779                33     1,160,000       0.96%
           780 to 799                 5       271,243       0.23%
                            --------------------------------------
              Total               2,981  $120,257,111     100.00%

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Information Relating to the Collateral (Page 10 of
18)
------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
------------------------------------------------------------------------------

Loan Group II (as of the Statistical Cut-off Date)

           Total Number of Loans:                                   220

           Initial Principal Balance:                       $15,348,486

           Average Loan Balance:                                $69,766

           WA Home Loan Rate:                                   13.122%
              Range of Home Loan Rates:                      (10.500% -
                                                                  16.500%)

           WA Remaining Term (months):                              247
              Range of Remaining Terms:                        (60-286)

           WA Original Term (months):                               270
              Range of Original Terms:                       (84 - 300)

           Credit Score:
                 WA                                                 691
                 < 640                                            0.73%
                 640 - 679                                       28.09%
                 680 - 719                                       57.91%
                 >= 720                                          13.27%

           Debt-to-Income Ratio:
                 WA                                              40.75%
                 >45%                                            23.47%

           Combined LTV:
                 WA                                             116.13%
                 > 100%                                          95.51%

           Geographic Concentration:                         CA: 62.40%
           (as a Percentage of Loan Type)                     MD: 6.80%
           (States not listed account for
           less than 5% of the aggregate
           principal balance of the category)

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Information Relating to the Collateral (Page 11 of
18)

------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


Loan Group II

         Home Loan Rates

             Range of        Number of   Statistical  Percentage
                                        Cut-off Date      of
          Loan Rates (%)    Home Loans    Principal    Home Loan
                                           Balance       Pool
         -----------------  --------------------------------------
         10.001 to 10.500             1       $78,826       0.51%
         11.001 to 11.500             7       521,943       3.40%
         11.501 to 12.000            32     2,136,950      13.92%
         12.001 to 12.500            29     2,100,721      13.69%
         12.501 to 13.000            55     4,156,196      27.08%
         13.001 to 13.500            26     1,817,710      11.84%
         13.501 to 14.000            36     2,312,857      15.07%
         14.001 to 14.500            18     1,223,942       7.97%
         14.501 to 15.000             8       525,317       3.42%
         15.001 to 15.500             2       193,687       1.26%
         15.501 to 16.000             5       235,851       1.54%
         16.001 to 16.500             1        44,484       0.29%
                            --------------------------------------
              Total                 220   $15,348,486     100.00%

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational  Materials:  Information  Relating to the Collateral (Page 12 of
18)
------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
------------------------------------------------------------------------------

Loan Group II

         Original Home Loan Principal Balances

             Range of        Number of   Statistical  Percentage
             Original                   Cut-off Date      of
            Home Loan       Home Loans    Principal    Home Loan
             Amounts                       Balance       Pool
         -----------------  --------------------------------------
                      Up              1       $18,441       0.12%
          to $25,000.00
          $25,000.01 to              38     1,622,395      10.57%
            $50,000.00
          $50,000.01 to             111     7,357,962      47.94%
            $75,000.00
          $75,000.01 to              70     6,349,687      41.37%
           $100,000.00
                            --------------------------------------
              Total                 220   $15,348,486     100.00%



         Current Home Loan Principal Balances

         Range of Current    Number of   Statistical  Percentage
                                        Cut-off Date      of
            Home Loan       Home Loans    Principal    Home Loan
             Amounts                       Balance       Pool
         -----------------  --------------------------------------
                      Up              1       $18,441       0.12%
          to $25,000.00
          $25,000.01 to              41     1,766,595      11.51%
            $50,000.00
          $50,000.01 to             111     7,429,389      48.40%
            $75,000.00
          $75,000.01 to              67     6,134,061      39.97%
           $100,000.00
                            --------------------------------------
              Total                 220   $15,348,486     100.00%

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Information Relating to the Collateral (Page 13 of
18)
------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
------------------------------------------------------------------------------

Loan Group II

         Combined Loan-to-Value Ratios

             Range of        Number of    Statistical  Percentage
             Combined           Home     Cut-off Date      of
          Loan-to-Value     Home Loans    Principal    Home Loan
            Ratios (%)                     Balance       Pool
         -----------------  --------------------------------------
          90.01 to 95.00              5      $259,702       1.69%
         95.01 to 100.00              6       428,798       2.79%
         100.01 to 105.00            16       911,361       5.94%
         105.01 to 110.00            24     1,498,242       9.76%
         110.01 to 115.00            51     3,506,794      22.85%
         115.01 to 120.00            49     3,487,329      22.72%
         120.01 to 125.00            68     5,187,244      33.80%
         125.00 to 130.00             1        69,015       0.45%
                            --------------------------------------
              Total                 220   $15,348,486     100.00%

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational  Materials:  Information  Relating to the Collateral (Page 14 of
18)
------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
------------------------------------------------------------------------------

Loan Group II

         Months Remaining to Maturity

         Months Remaining    Number of   Statistical  Percentage
                                        Cut-off Date      of
           to Maturity      Home Loans    Principal    Home Loan
                                           Balance       Pool
         -----------------  --------------------------------------
             0 to 96                  4      $257,716       1.68%
            97 to 108                 5       259,493       1.69%
            145 to 156               12       747,235       4.87%
            157 to 168               20     1,034,529       6.74%
            181 to 288              179    13,049,512      85.02%
                            --------------------------------------
              Total                 220   $15,348,486     100.00%

         Year of Origination

                             Number of   Statistical  Percentage
                                        Cut-off Date      of
             Year of        Home Loans    Principal    Home Loan
           Origination                     Balance       Pool
         -----------------  --------------------------------------
               1997                   2      $117,029       0.76%
               1998                 211    14,856,778      96.80%
               1999                   7       374,679       2.44%
                            --------------------------------------
              Total                 220   $15,348,486     100.00%

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational  Materials:  Information  Relating to the Collateral (Page 15 of
18)
------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
------------------------------------------------------------------------------

Loan Group II

         Geographic Distribution of Mortgaged
         Properties

                             Number of   Statistical  Percentage
                                        Cut-off Date      of
              State         Home Loans    Principal    Home Loan
                                           Balance       Pool
         -----------------  --------------------------------------
         California                 135    $9,576,921      62.40%
         Maryland                    16     1,043,285       6.80%
         Virginia                     9       662,184       4.31%
         Washington                   7       573,351       3.74%
         Connecticut                  6       421,119       2.74%
         Arizona                      6       397,010       2.59%
         Florida                      5       319,502       2.08%
         Other (<2%)                 36     2,355,114      15.34%
                            --------------------------------------
              Total                 220   $15,348,486     100.00%

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational  Materials:  Information  Relating to the Collateral (Page 16 of
18)
------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
------------------------------------------------------------------------------

Loan Group II

         Mortgaged Property Types

                             Number of   Statistical  Percentage
                                        Cut-off Date      of
             Property       Home Loans    Principal    Home Loan
                                           Balance       Pool
         -----------------  --------------------------------------
         Single Family              217   $15,122,265      98.53%
         Residence
         Condominium                  2       149,159       0.97%
         PUD                          1        77,062       0.50%
                            --------------------------------------
              Total                 220   $15,348,486     100.00%


         Loan Purpose

                             Number of   Statistical  Percentage
                                        Cut-off Date      of
             Purpose        Home Loans    Principal    Home Loan
                                           Balance       Pool
         -----------------  --------------------------------------
         Debt                       213   $14,800,842      96.43%
         Consolidation
         Home Improvement             3       236,593       1.54%
         Rate/Term                    2       162,632       1.06%
         Refinance
         Purchase Money               2       148,419       0.97%
                            --------------------------------------
              Total                 220   $15,348,486     100.00%

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational  Materials:  Information  Relating to the Collateral (Page 17 of
18)
------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
------------------------------------------------------------------------------

Loan Group II

         Lien Priority

                             Number of   Statistical  Percentage
                                        Cut-off Date      of
          Lien Property     Home Loans    Principal    Home Loan
                                           Balance       Pool
         -----------------  --------------------------------------
         Second Lien                220   $15,348,486     100.00%
                            --------------------------------------
              Total                 220   $15,348,486     100.00%



         Debt-to-Income Ratio

                             Number of   Statistical  Percentage
                                        Cut-off Date      of
           Debt-to-Income   Home Loans    Principal    Home Loan
             Ratio (%)                     Balance       Pool
         ---------------------------------------------------------
          15.01 to 20.00              1       $56,862       0.37%
          20.01 to 25.00              4       291,716       1.90%
          25.01 to 30.00             10       625,115       4.07%
          30.01 to 35.00             36     2,257,709      14.71%
          35.01 to 40.00             46     3,108,909      20.26%
          40.01 to 45.00             75     5,406,760      35.23%
          45.01 to 50.00             46     3,468,284      22.60%
          50.01 to 55.00              2       133,128       0.87%
                            --------------------------------------
              Total                 220   $15,348,486     100.00%

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational  Materials:  Information  Relating to the Collateral (Page 18 of
18)
------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
------------------------------------------------------------------------------

Loan Group II

         Credit Scores

             Range of         Number     Statistical  Percentage
                                        Cut-off Date      of
          Credit Scores     Home Loans    Principal    Home Loan
                                           Balance       Pool
         -----------------  --------------------------------------
           620 to 639                 2      $111,775       0.73%
           640 to 659                16       798,462       5.20%
           660 to 679                56     3,513,537      22.89%
           680 to 699                85     6,500,749      42.35%
           700 to 719                32     2,387,548      15.56%
           720 to 739                22     1,609,913      10.49%
           740 to 759                 3       192,497       1.25%
           760 to 779                 3       153,644       1.00%
           780 to 799                 1        80,361       0.52%
                            --------------------------------------
              Total                 220   $15,348,486     100.00%

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Information Relating to the Notes (Page 1 of 3)
------------------------------------------------------------------------------


Option I (a), (b), (c), (d)
--------

--------------------------------------------------------------------------------
           Home    Original          Avg     PrincipaPrincipaFinal
Offered    Loan   Principal           Life   Lockout Window    Sch.     Ratings
Notes     Group  Balance **Coupon  To Call (months)(months)Maturity(Moody's/S&P)
                                     (years)                   Date
--------------------------------------------------------------------------------

Class       I    $40,830,000Floating  1.00   None     26     3/25/11   Aaa / AAA
A-I-1                         (e)
Class       I    23,012,000  Fixed    3.00    25      22     8/25/14   Aaa / AAA
A-I-2
Class       I    20,634,000  Fixed    5.00    46      29     3/25/18   Aaa / AAA
A-I-3
Class       I    10,499,000  Fixed    7.00    74      20     1/25/20   Aaa / AAA
A-I-4
Class       I    25,282,000 Fixed    10.28    93      43     8/25/25   Aaa / AAA
A-I-5                         (f)
Class       II   15,348,000 Fixed     4.66   None     136    8/25/25   Aaa / AAA
A-II                          (f)
--------------------------------------------------------------------------------

Option II (a), (b), (c), (d)
---------

--------------------------------------------------------------------------------
           Home    Original          Avg     PrincipaPrincipaFinal
Offered    Loan   Principal           Life   Lockout Window    Sch.     Ratings
Notes     Group  Balance **Coupon  To Call (months)(months)Maturity(Moody's/S&P)
                                     (years)                   Date
--------------------------------------------------------------------------------

Class       I    $120,257,00Fixed     4.54   None     136    8/25/25   Aaa / AAA
A-I                           (f)
Class       II   15,348,000 Fixed     4.66   None     136    8/25/25   Aaa / AAA
A-II                          (f)
--------------------------------------------------------------------------------

Notes:
  (a)    Bond balances subject to a 5% variance.
  (b)    Pricing Speed: 15% CPR.
  (c)    Transaction priced to 10% clean-up call.
  (d) 100% P&I guaranty by Ambac (See section entitled "Credit Enhancement" herein.)
  (e) The lesser of (i) One-Month LIBOR plus 0._ % per annum and (ii) 10% per annum.
  (f) The Note Rate will increase by 0.50% if the 10% clean-up call is not exercised.

Option I

Class A-I-1 (to call/maturity)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CPR                                         0%      8%    15 %     19%     23%
-------------------------------------------------------------------------------
Average Life (years)
                                       5.65    1.71    1.00    0.80    0.67
Modified Duration (years)
                                       4.33    1.53    0.92    0.75    0.63
First Principal Payment                9/25/00 9/25/00 9/25/00 9/25/00 9/25/00
Last Principal Payment                 10/25/105/25/04 10/25/025/25/02 1/25/02
Principal Lockout (months)                   0       0       0       0       0
Principal Window (months)                  122      45      26      21      17
Illustrative Yield @ Par
(30/360)                                6.968%  6.967%  6.968%  6.971%  6.972%
-------------------------------------------------------------------------------

Class A-I-2 (to call/maturity)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CPR                                         0%      8%    15 %     19%     23%
-------------------------------------------------------------------------------
Average Life (years)
                                       11.83   5.05    3.00    2.39    1.97
Modified Duration (years)
                                       7.48    4.03    2.58    2.11    1.77
First Principal Payment                10/25/105/25/04 10/25/025/25/02 1/25/02
Last Principal Payment                 1/25/14 2/25/07 7/25/04 10/25/033/25/03
Principal Lockout (months)                 121      44      25      20      16
Principal Window (months)                   40      34      22      18      15
Illustrative Yield @ Par
(30/360)                                7.807%  7.748%  7.676%  7.631%  7.584%
-------------------------------------------------------------------------------

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Information Relating to the Notes (Page 2 of 3)
------------------------------------------------------------------------------

Option I (cont'd)

Class A-I-3 (to call/maturity)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CPR                                         0%      8%    15 %     19%     23%
-------------------------------------------------------------------------------
Average Life (years)
                                       15.54   8.04    5.00    4.02    3.32
Modified Duration (years)
                                       8.61    5.72    3.97    3.31    2.81
First Principal Payment                1/25/14 2/25/07 7/25/04 10/25/033/25/03
Last Principal Payment                 12/25/175/25/10 11/25/068/25/05 10/25/04
Principal Lockout (months)                 160      77      46      37      30
Principal Window (months)                   48      40      29      23      20
Illustrative Yield @ Par
(30/360)                                8.042%  8.011%  7.970%  7.944%  7.915%
-------------------------------------------------------------------------------

Class A-I-4 (to call/maturity)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CPR                                         0%      8%    15 %     19%     23%
-------------------------------------------------------------------------------
Average Life (years)
                                       18.14   10.80   7.00    5.69    4.73
Modified Duration (years)
                                       9.15    6.93    5.14    4.39    3.78
First Principal Payment                12/25/175/25/10 11/25/068/25/05 10/25/04
Last Principal Payment                 10/25/196/25/12 6/25/08 1/25/07 12/25/05
Principal Lockout (months)                 207     116      74      59      49
Principal Window (months)                   23      26      20      18      15
Illustrative Yield @ Par
(30/360)                                8.251%  8.232%  8.205%  8.186%  8.167%
-------------------------------------------------------------------------------

Class A-I-5 (to call)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CPR                                         0%      8%    15 %     19%     23%
-------------------------------------------------------------------------------
Average Life (years)
                                       20.99   14.80   10.28   8.49    7.13
Modified Duration (years)
                                       9.58    8.19    6.64    5.85    5.17
First Principal Payment                10/25/196/25/12 6/25/08 1/25/07 12/25/05
Last Principal Payment                 4/25/22 10/25/1612/25/111/25/10 7/25/08
Principal Lockout (months)                 229     141      93      76      63
Principal Window (months)                   31      53      43      37      32
Illustrative Yield @ Par
(30/360)                                8.428%  8.418%  8.403%  8.391%  8.379%
-------------------------------------------------------------------------------

Class A-I-5 (to maturity)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CPR                                         0%      8%    15 %     19%     23%
-------------------------------------------------------------------------------
Average Life (years)
                                       21.29   16.02   11.63   9.74    8.26
Modified Duration (years)
                                       9.63    8.46    7.07    6.32    5.65
First Principal Payment                10/25/196/25/12 6/25/08 1/25/07 12/25/05
Last Principal Payment                 9/25/23 4/25/23 5/25/21 2/25/19 1/25/17
Principal Lockout (months)                 229     141      93      76      63
Principal Window (months)                   48     131     156     146     134
Illustrative Yield @ Par
(30/360)                                8.431%  8.437%  8.438%  8.436%  8.432%
-------------------------------------------------------------------------------

Residential Asset Mortgage Products, Inc.
Home Loan Trust 2000-HL1
Computational Materials: Information Relating to the Notes (Page 3 of 3)
------------------------------------------------------------------------------

Option II

Class A-I (to call)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CPR                                         0%      8%    15 %     19%     23%
-------------------------------------------------------------------------------
Average Life (years)
                                       12.85   6.98    4.54    3.70    3.09
Modified Duration (years)
                                       7.16    4.62    3.36    2.86    2.47
First Principal Payment                9/25/00 9/25/00 9/25/00 9/25/00 9/25/00
Last Principal Payment                 4/25/22 10/25/1612/25/111/25/10 7/25/08
Principal Lockout (months)                   0       0       0       0       0
Principal Window (months)                  260     194     136     113      95
Illustrative Yield @ Par
(30/360)                                8.132%  8.091%  8.047%  8.019%  7.989%
-------------------------------------------------------------------------------

Class A-I (to maturity)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CPR                                         0%      8%    15 %     19%     23%
-------------------------------------------------------------------------------
Average Life (years)
                                       12.91   7.24    4.83    3.97    3.32
Modified Duration (years)
                                       7.17    4.69    3.45    2.96    2.58
First Principal Payment                9/25/00 9/25/00 9/25/00 9/25/00 9/25/00
Last Principal Payment                 9/25/23 4/25/23 5/25/21 2/25/19 1/25/17
Principal Lockout (months)                   0       0       0       0       0
Principal Window (months)                  277     272     249     222     197
Illustrative Yield @ Par
(30/360)                                8.133%  8.098%  8.065%  8.043%  8.019%
-------------------------------------------------------------------------------

Class A-II (to call)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CPR                                         0%      8%    15 %     19%     23%
-------------------------------------------------------------------------------
Average Life (years)
                                       14.22   7.35    4.66    3.77    3.13
Modified Duration (years)
                                       7.61    4.77    3.42    2.90    2.49
First Principal Payment                9/25/00 9/25/00 9/25/00 9/25/00 9/25/00
Last Principal Payment                 4/25/22 10/25/1612/25/111/25/10 7/25/08
Principal Lockout (months)                   0       0       0       0       0
Principal Window (months)                  260     194     136     113      95
Illustrative Yield @ Par
(30/360)                                8.198%  8.155%  8.110%  8.082%  8.051%
-------------------------------------------------------------------------------

Class A-II (to maturity)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CPR                                         0%      8%    15 %     19%     23%
-------------------------------------------------------------------------------
Average Life (years)
                                       14.32   7.69    5.02    4.08    3.40
Modified Duration (years)
                                       7.63    4.86    3.54    3.02    2.61
First Principal Payment                9/25/00 9/25/00 9/25/00 9/25/00 9/25/00
Last Principal Payment                 9/25/23 4/25/23 6/25/21 3/25/19 2/25/17
Principal Lockout (months)                   0       0       0       0       0
Principal Window (months)                  277     272     250     223     198
Illustrative Yield @ Par
(30/360)                                8.199%  8.166%  8.132%  8.110%  8.085%
-------------------------------------------------------------------------------

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